Fourth Quarter 2021 Earnings Conference Call

February 24, 2022

SHYFT GROUP

Forward-Looking Statement

This presentation contains several forward-looking statements that are not historical facts, including our revenue and earnings guidance, all other information provided with respect to our outlook for 2022 and future periods, and other statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations that are not historical facts. These statements can be identified by words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions regarding future expectations. Furthermore, statements contained in this presentation relating to the COVID-19 pandemic, the impact of which remains inherently uncertain on our financial results, are forward-looking statements. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences include future developments relating to the COVID-19 pandemic, including governmental responses, supply chain shortages, and potential labor issues; operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions including weaknesses resulting from the COVID-19 pandemic; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; restructuring of our operations, and/or our expansion into new geographic markets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationships with major customers, suppliers, or other business partners; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. Other factors that could affect outcomes are set forth in our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this release are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this release, whether as a result of new information, future events, or otherwise.

The financial results included within this presentation are from continuing operations unless otherwise noted.

100 FASTEST GROWING COMPANIES 2021
FORTUNE

SHYFT GROUP

"While we enjoyed the success of the past year, we remain driven to grow in our core business, as well as expand in the electric vehicle space. "The combination of our existing team and infrastructure, our rich 50-year heritage in both chassis production and last mile delivery, and sustainable innovation driven by our deep hands-on knowledge of fleet owner and driver expectations will undoubtedly enable a market leading position for The Shyft Group in the years ahead."

Daryl Adams
President and CEO, The Shyft Group

2021 Results

Resilient execution in a challenging environment

Revenue
(in millions)


$991.8
$676.0
46.7% Increase
2020
2021

Record revenue – 5 yr CAGR 19%

Adjusted EBITDA & % of Sales
(in millions)


$108.1
10.9%
$76.3
11.3%
41.5% Increase
2020
2021

Record profits – 5 yr CAGR 27%

Adjusted Net Income & Adjusted EPS
(in millions, except EPS)


$75.0
$2.08
$48.2
$1.34
55.5% Increase
2020
2021

ROIC – 28.3%, up 12 pts

Business Update

Fleet Vehicles and Services

- Secured 2,500-unit order for new Velocity R2 from leading parcel delivery customer
- Began producing initial 400-unit order for Velocity M3
- Collaborated with Ford Pro and produced road ready pilot vehicles on the all-electric Ford E-Transit chassis fitted with Velocity body

Specialty Vehicles

- Luxury motorcoach chassis demand continues unabated – achieved 31.2% market share
- Introduced innovative new RV leveling system
- Continued to broaden synergies through channel expansion and new product launches





Electric Vehicle Update

Road-ready, full vehicle solution deployable in 2023

- Shyft EV development continues to track as planned
- Purpose-built Class 3 EV to be unveiled at NTEA show March 9, 2022
- The reaction to our EV offering from dealers, customers and supply chain partners has been extremely positive
- Expect to build electric delivery vehicles in a new flexible production facility in the Southeast – 2,500-unit capacity



Financial Review
Fourth Quarter 2021



Shyft Financial Summary – 4Q21

Customer demand continues across all products despite challenging supply chain

Revenue
(in millions)



$277.3
$171.6
61.6% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21

Backlog doubles YoY to record $964M

Income from Continuing Operations & EPS
(in millions)



$20.5
$0.56
$8.3
$0.22
146.7% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21

Achieved effective tax rate of 17%

Shyft Financial Summary – 4Q21

YOY margin expansion, despite accelerating supply chain disruptions in Q4

Adjusted EBITDA & % of Sales

(in millions)



$26.6
9.6%
$16.0
9.3%
65.9% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21

Strong demand for our industry leading products driving growth

Adjusted Net Income & Adjusted EPS

(in millions, except EPS)



$20.2
$0.56
$10.1
$0.27
100.9% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21

Generated $31.7M of cash from operating activities in Q4

Fleet Vehicles and Services – 4Q21

Parcel delivery vehicle demand continues unabated



Revenue
(in millions)
$105.9
$182.6
72.4% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21

Backlog of $859M, up 104% YoY



Adjusted EBITDA & % of Sales
(in millions)
$15.8
14.9%
$26.2
14.4%
66.4% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21

$109M of Adj. EBITDA in FY2021

Specialty Vehicles – 4Q21

Strong sales momentum led by luxury motorcoach chassis demand

Revenue

(in millions)


$94.7
$65.7
44.2% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21

Backlog of $104M, up 82% YoY

Adjusted EBITDA & % of Sales

(in millions)


$10.3
10.8%
$7.7
11.7%
33.7% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21

4Q21 margin up 3.1% pts, sequentially

Liquidity & Capital Allocation

Focused on cash conversion and driving increased shareholder returns

Liquidity



Cash ($M)
Leverage Ratio
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
4
3
2
1
0
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21

2021 Highlights

- Generated $74M YTD cash flow from operations, up $8M YoY
- Total liquidity of $414M, including $377M of borrowing capacity under amended credit facility
- Current leverage ratio at 0.1x adj EBITDA

Recent Developments

- Doubled quarterly dividend to $0.05 per share
- Repurchased 409K shares during 1Q22 for $18.9M
- In 1Q22 Board authorized up to $250M in share repurchases

2022 Outlook

Strong underlying performance funding investment in the future

Full Year Guidance

($M) except per share	2022 Range	YoY Change (at midpoint)
Revenue	**$1,050 - $1,250**	**+16%**
Adjusted EBITDA		
- Core Shyft	$120 - $140	+13%
- EV Development	~($30)	(365%)
Total adjusted EBITDA	**$90 - $110**	**(7%)**
Income from continuing ops.	$46 - $62	(23%)
Earnings per share	$1.29 - $1.71	(21%)
Adjusted earnings per share	**$1.57 - $1.99**	**(14%)**

2022 Highlights

- Anticipate steady improvement throughout 2022, with strong 2nd half balancing a softer first quarter
- Underlying demand for our products remains robust
- Supply chain and labor management headwinds remain critical to managing through current environment
- Expect approximately $30M of EV development costs

SHYFT Closing Remarks

- 2021 results reflect the success of our long-term growth strategy
- Long-term demand continues - generating orders and sales at record levels despite ongoing inflation and supply chain issues
- Will remain nimble and creative in our approach to managing suppliers and labor into 2022
- Continue to invest in our team, and in new products and technologies, such as electrification.
- We remain confident in our ability drive increased shareholder value



SHYFT

Q&A Session

SHYFT GROUP

Appendix



Reconciliation of Non-GAAP Financial Measures

This presentation presents Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, and adjusted earnings per share, each of which is a non-GAAP financial measure. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our underlying operating performance, as well as certain non-cash expenses. We define Adjusted EBITDA as income from continuing operations before interest, income taxes, depreciation and amortization, as adjusted to eliminate the impact of restructuring charges, acquisition related expenses and adjustments, non-cash stock-based compensation expenses, and other gains and losses not reflective of our ongoing operations.

We present these non-GAAP measures because we consider them to be important supplemental measures of our performance. The presentation of these non-GAAP measures enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer-term operating trends. We believe these measures to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting these non-GAAP measures is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of these non-GAAP measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

Our management uses Adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual incentive compensation for our management team and long-term incentive compensation for certain members of our management team.

Reconciliation of Non-GAAP Financial Measures

Financial Summary
(In thousands, except per share data)
(Unaudited)

The Shyft Group, Inc.	Three Months Ended December 31, 2021	% of sales	Three Months Ended December 31, 2020	% of sales	Twelve Months Ended December 31, 2021	% of sales	Twelve Months Ended December 31, 2020	% of sales
Income from continuing operations	$ 20,492	7.4%	$ 8,306	4.8%	$ 69,974	7.0%	$ 38,289	5.7%
Net (income) attributable to non controlling interest	(128)		(169)		(1,230)		(347)	
Add (subtract):								
Restructuring and other related charges	-		16		505		1,873	
Acquisition related expenses and adjustments	777		410		1,585		1,332	
Non cash stock based compensation expense	2,174		1,525		8,745		7,706	
Non recurring professional fees	1,568		-		1,568		-	
Loss from liquidation of JV	-		-		643		-	
Loss from write off of construction in process	-		-		-		2,430	
Accelerated depreciation of property, plant and equipment	-		366		-		3,061	
Favorable tax rate in income taxes receivable	-		-		-		(2,610)	
Deferred tax asset adjustment	-		56		-		376	
Non recurring tax benefits	(4,392)		-		(4,392)		-	
Tax effect of adjustments	(266)		(441)		(2,429)		(3,892)	
Adjusted net income	**$ 20,225**	**7.3%**	**$ 10,069**	**5.9%**	**$ 74,969**	**7.6%**	**$ 48,218**	**7.1%**
Income from continuing operations	$ 20,492	7.4%	$ 8,306	4.8%	$ 69,974	7.1%	$ 38,289	5.7%
Net (income) attributable to non controlling interest	(128)		(169)		(1,230)		(347)	
Add (subtract):								
Depreciation and amortization	3,044		3,065		11,356		13,903	
Taxes on income	(1,446)		2,783		14,506		9,867	
Interest expense	104		91		414		1,293	
EBITDA	$ 22,066	8.0%	$ 14,076	8.2%	$ 95,020	9.6%	$ 63,005	9.3%
Add (subtract):								
Restructuring and other related charges	-		16		505		1,873	
Acquisition related expenses and adjustments	777		410		1,585		1,332	
Non cash stock based compensation expense	2,174		1,525		8,745		7,706	
Non recurring professional fees	1,568		-		1,568		-	
Loss from liquidation of JV	-		-		643		-	
Loss from write off of construction in process	-		-		-		2,430	
Adjusted EBITDA	**$ 26,585**	**9.6%**	**$ 16,027**	**9.3%**	**$ 108,066**	**10.9%**	**$ 76,346**	**11.3%**
Diluted net earnings per share	$ 0.56		$ 0.22		$ 1.91		$ 1.05	
Add (subtract):								
Restructuring and other related charges	-		-		0.01		0.05	
Acquisition related expenses and adjustments	0.02		0.01		0.04		0.04	
Non cash stock based compensation expense	0.07		0.04		0.24		0.21	
Non recurring professional fees	0.04		-		0.04		-	
Loss from liquidation of JV	-		-		0.02		-	
Loss from write off of construction in process	-		-		-		0.07	
Accelerated depreciation of property, plant and equipment	-		0.01		-		0.09	
Favorable tax rate in income taxes receivable	-		-		-		(0.07)	
Deferred tax asset adjustment	-		-		-		0.01	
Non recurring tax benefits	(0.12)		-		(0.12)		-	
Tax effect of adjustments	(0.01)		(0.01)		(0.06)		(0.11)	
Adjusted diluted net earnings per share	**$ 0.56**		**$ 0.27**		**$ 2.08**		**$ 1.34**	

Reconciliation of Non-GAAP Financial Measures

Financial Summary (Non-GAAP)
Consolidated
(In thousands)
(Unaudited)

	2021	2020
Operating income	$ 84,052	$ 48,848
Less income tax expense	(14,506)	(9,867)
Net operating profit after taxes (A)	69,546	38,981
Beginning shareholders' equity	200,159	171,747
Ending shareholders' equity	266,855	200,159
Average shareholders' equity	233,507	185,953
Beginning long-term debt, including current portion	23,639	88,847
Ending long-term debt, including current portion	990	23,639
Average long-term debt, including current portion	12,315	56,243
Total average long-term debt and shareholders' equity (B)	245,822	242,196
Return on Invested Capital (A/B)	28.3%	16.1%

Reconciliation of Non-GAAP Financial Measures

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Forecast					
	Twelve Months Ended December 31, 2022					
The Shyft Group, Inc.	Low		Mid		High	
Income from continuing operations	$	46,462	$	54,012	$	61,562
Add:						
Depreciation and amortization		14,033		14,033		14,033
Interest expense		1,167		1,167		1,167
Taxes		14,541		16,991		19,441
EBITDA	$	76,203	$	86,203	$	96,203
Add (subtract):						
Non-cash stock-based compensation and other charges		13,797		13,797		13,797
Adjusted EBITDA	$	90,000	$	100,000	$	110,000
Earnings per share	$	1.29	$	1.50	$	1.71
Add:						
Non-cash stock-based compensation and other charges		0.38		0.38		0.38
Less tax effect of adjustments		(0.10)		(0.10)		(0.10)
Adjusted earnings per share	$	1.57	$	1.78	$	1.99

Thank you.